SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 17, 2003

Credit Suisse First Boston (USA), Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer
(Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive office)	(Zip Code)

(212) 325-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events

On November 17, 2003, Moody’s Investors Service changed the ratings outlook for our Aa3 senior debt rating and the Aa3 senior debt ratings of Credit Suisse Group and Credit Suisse First Boston to stable from negative.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse First Boston (USA), Inc.

/s/ David C. Fisher
David C. Fisher
Chief Financial and Accounting Officer

November 17, 2003